1 June 9, 2015 J.P. Morgan Energy Distribution Day Andrew Lane Chairman, President & CEO Jim Braun Executive Vice President & CFO Exhibit 99.1 TM

2

Forward Looking Statements and Non-GAAP Disclaimer
This
presentation
contains
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
and
Section
21E
of
the
Exchange
Act.
Words
such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause
actual
results
to
differ
materially
from
those
expressed
in
or
implied
by
the
forward-looking
statements.
These
statements
involve
known
and
unknown
risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s
SEC
filings
that
may
cause
our
actual
results
and
performance
to
be
materially
different
from
any
future
results
or
performance
expressed or
implied by these forward-looking statements.
For
a
discussion
of
key
risk
factors,
please
see
the
risk
factors
disclosed
in
the
company’s
SEC
filings,
which
are
available
on
the
SEC’s
website
at
www.sec.gov
and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page
of
our
website
at
www.mrcglobal.com.
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs,
reliance
should
not
be
placed
on
forward-looking
statements
because
they
involve
known
and
unknown
risks,
uncertainties
and
other
factors,
which
may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
events,
changed
circumstances
or
otherwise,
except
to
the
extent
required by
law.

By the Numbers¹
Industry Sectors
Product Categories
TTM Sales
TTM Adjusted EBITDA
$5.920B
$427M
Upstream
Line Pipe & OCTG
Employees
~4,700
Locations
400+
Midstream
Valves
Countries
•
Operations
•
Direct Sales (>$100,000)
•
All countries
20
45+
90+
Customers
21,000+
Downstream/ Industrial
Fittings & Flanges
Suppliers
21,000+
SKU’s
230,000+
Company Snapshot
MRC Global is the largest global distributor of pipe, valves and fittings (PVF)
to the energy industry, by sales
1.
As of March 31, 2015

Revenue by Industry Sector
Note: Percentage of sales for the twelve months ended March 31, 2015
Upstream
46%
Downstream
25%
Midstream
29%
Diversified Across All Three Major Energy Sectors
Other/
Industrial
12%
Chemicals &
Refining
13%
Gas Utility
10%
Transmission
19%
Production
Infrastructure,
Materials &
Supplies
37%
Drilling &
Completion Tubulars
(OCTG)
9%

By Product Line
Revenue by Geography and Product Line
10%
15%
23%
25%
27%
Canada
Asia / Europe
Eastern
Western
Gulf Coast
32%
21%
20%
18%
9%
Valves
Fittings & Flanges
Line Pipe
General Oilfield
Products
OCTG
Note: Percentage of sales for the twelve ended March 31, 2015
By Geography
21%
18%
Houston, TX
Edmonton, AB
Bradford,
UK
Singapore
Perth, AU
Stavanger,
NO
Diversified Across Multiple Geographies -
Domestically (all shale plays) and Internationally
20%
9%
32%

Downstream
Midstream
Upstream
MRC Global plays a vital role in the complex, technical, global energy supply chain
Long-Term Supplier & Customer Relationships
CUSTOMERS
SUPPLIERS
IOCs
Phillips
66
Valero
DOW
DuPont
Marathon
Petroleum
AGL
Resources
Atmos
NiSource
PG&E
MarkWest
DCP
Midstream
Chesapeake
Energy
CNRL
ConocoPhillips
Apache
Anadarko
California Resources
Corporation
Hess
Husky
Energy
Marathon
Oil
Statoil
Energy Carbon Steel
Tubular Products
Valves
Fittings, Flanges and General
Use Products
Tenaris
TMK-
IPSCO
U.S.
Steel
CSI Tubular
JMC
Wheatland
Balon
Cameron
Flowserve
Kitz
Neway
Velan
Boltex
Bonney
Forge
Chevron
Phillips
Chemical
Tube
Forgings of
America
WL Plastics
Emerson
Williams

Integrated Supply Statistics
•
Supplying Integrated Supply services since 1988
•
Accounts
for
sales
in
excess
of
$830
million
and
growing
rapidly
•
Employ over 190 personnel at customer sites
•
Providing Integration Services on over 100 customer sites
•
Managing
over 1.4 million customer part numbers
•
Consignment inventories in excess of $35 million at 700
locations
•
Manage
customer-owned
point
of
use
materials
at
over
800 locations
MRC Global is a leading provider of Integrated Supply
Services to the Energy Industry

Strategic
Objectives
Rebalance Product Mix to
Higher Margin Items
•
Focus on valves and valve automation
Growth from Mergers & Acquisitions
•
Continue to identify geographic and
product line opportunities
1.
Percentage of sales for the twelve months ended March 31, 2015
Organic Growth
•
Targeted Growth Accounts:
develop the “next 75” customers
30%
22%
48%
All Other -
21,000+ customers
Targeted Growth Accounts
Top 1 -
25
Customer
Mix
-
Sales
1
•
Focus on multi-year “Top 25” MRO agreements &
adding scope to current agreements
Execute Global Preferred Supplier Contracts
•
Recently added or renewed:
•
MarkWest
–
U.S. midstream MRO, 5 years
•
Statoil –
Norway, Johan Sverdrup project,
instrumentation
•
Marathon Oil –
U.S. MRO, 5 years
•
California
Resources
Corporation
–
U.S.
Integrated
Supply, 3 years
•
TECO Energy’s People’s Gas & New Mexico Gas –
U.S. Integrated Supply, 5 years
•
SABIC –
Saudi Arabia, downstream valve
framework agreement, 5 years

Strategic Shift in Product Mix to Higher Margin Products
($ millions)
Total
Revenue
less
Carbon
Energy
Tubulars
(OCTG
&
Line
Pipe)
15% CAGR for Higher Margin Products 2010 -
2014
$2,384
$2,989
$3,697
$3,705
$4,238
2010
2011
2012
2013
2014

Product Mix
Shift from 2008 to 2014
•
Stable, higher margin valves are a larger percentage of revenue.
•
More volatile carbon pipe is a smaller percentage of revenue.
•
The prices of higher margin products are more stable.
2008
71%
Higher
Margin
Products
29%
Carbon
Pipe
2014
Note: Percentage of sales for the year ended December 31, 2008 and December 31, 2014
OCTG
24%
Line Pipe
21%
Valves
15%
Fittings &
Flanges
18%
General
Oilfield
Products
22%
55%
Higher
Margin
Products
45%
Carbon
Pipe
OCTG
10%
Line Pipe
19%
Valves
32%
Fittings &
Flanges
21%
General
Oilfield
Products
18%

•
Inflation impacted both OCTG and LP in 2008…resulting in a significant reduction in prices in 2009.
•
Today, prices are lower and have less to fall in a downturn.
Line Pipe
Prices
OCTG Prices
$3,242
$1,675
$1,786
$1,487
Peak 2008
Trough 2009
Peak 2014
Apr-15
48%
$3,036
$1,614
$1,643
$1,486
Peak 2008
Trough 2009
Peak 2014
Apr-15
47%
Carbon Steel Prices in 2008/2009 as Compared to Today
Note:
Prices
are
per
ton
as
reported
in
published
market
data.
Amounts
reflect
peak
prices
in
September
2008,
trough
prices
in
November
2009.
2014
peak
prices
for
OCTG
are
from
November
and
Line
Pipe from August.
17%
10%

Strategic Expansion into Offshore Production Platform MRO
•
Top 4
largest offshore markets ~$140 billion E&P spend
•
Norway is the largest –
we are positioned in 4 of the 5 largest offshore markets.
•
MRC Global revenue mix
•
Pre Stream
acquisition (2013) –
approx. 98% onshore, 2% offshore
•
Post Stream
acquisition (2014) –
approx. 93% onshore, 7% offshore
$38
$36
$35
$32
$24
$20
$17
$16
$16
$15
Norway
United Kingdom
USA
Brazil
Australia
Angola
Nigeria
Kingdom of Saudi Arabia
Malaysia
Mexico
Top 10 Global Offshore E&P Markets
1
1. Source: Rystad
Energy, September 2014
($ billions)
Stream 2014 Sales by Division
Valve
Management
37%
Instrumentation
38%
Pipe, Fittings
& Flanges
25%

Building an International Platform for Growth
$0
$52
$256
$330
$567
$554
$873
2008
2009
2010
2011
2012
2013
2014
International Segment Revenue
($ millions)
North America
Estimated PVF Spend
~$25B
Estimated
Percentage
of
PVF
Spend
1
International
Estimated PVF Spend
~$20B
1.  Estimated percentages are management estimates based on 2014 results.
All
Others
80%
MRC
Global
20%
~$5.0B
All
Others
95%
MRC
Global
5%
~$900M

14 Financial Overview

$663
$850
$1,058
$1,009
$1,120
$254
$241
2010
2011
2012
2013
2014
2014
2015
Financial Metrics
Sales
Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
7.0%
8.5%
($ millions, except per share data)
Y-o-Y
Growth
28%
24%
(5%)
11%
Y-o-Y
Growth
61%
29%
(17%)
10%
$3,846
$4,832
$5,571
$5,231
$5,933
$1,306
$1,292
2010
2011
2012
2013
2014
2014
2015
$224
$360
$463
$386
$424
$84
$87
2010
2011
2012
2013
2014
2014
2015
5.8%
7.5%
8.3%
7.4%
7.1%
6.4%
6.7%
Y-o-Y
Growth
26%
15%
(6%)
13%
Diluted EPS
$(0.61)
$0.34
$1.22
$1.48
$1.40
$0.23
$0.28
2010
2011
2012
2013
2014
2014
2015
Y-o-Y
Growth
156%
259%
21%
(5%)
17.2%
17.6%
19.0%
19.3%
18.9%
19.5%
18.6%
Three months ended
March 31
Three months ended
March 31
Three months ended
March 31
Three months ended
March 31

Balance Sheet Metrics
Total Debt
Capital Structure
Cash Flow from Operations
Net Leverage
($ millions)
March 31, 2015
Pro forma
March 31,
2015
Cash and Cash Equivalents
$ 49
$ 49
Total Debt (including
current portion):
Term Loan
B due 2019, net of discount
778
528
Global ABL Facility due 2019
595
482
Total Debt
$
1,373
$ 1,010
Preferred
stock
-
363
Common Stock
1,375
1,375
Total Capitalization
$ 2,748
$ 2,748
Liquidity
$ 436
$ 549
5.8x
4.1x
2.5x
2.6x
3.4x
2.4x –
2.8x
3.1x
2010
2011
2012
2013
2014
2015E
03/31/15
$113
$(103)
$240
$324
$(106)
$350
-
$450
$(74)
$116
2010
2011
2012
2013
2014
2015E
2014
2015
$1,360
$1,527
$1,257
$987
$1,454
$690 -
$790
$1,373
2010
2011
2012
2013
2014
2015E
03/31/15
Three months ended
March 31
NOTE:
2015E
and
pro
forma
March
31,
2015
amounts
assume
the
gross
proceeds
from
the
$363
million
convertible
preferred
stock
issuance,
which
is
expected
to
close
in
the
second
quarter,
are
used
to
reduce
debt.
Related
expenses are not considered.
Total
Debt
is
reduced
by
previously
disclosed
$300-$400
million
in
cash
generated
from
operations
in
addition
to
the
proceeds
from
the
convertible
preferred
stock.
It is assumed that the Term Loan B is reduced by $250 million and the Global ABL is reduced by $113 million. The actual amount repaid to each of the Term Loan B and the Global ABL may vary.
The Net Leverage ratio is calculated assuming $49 million in cash and using a denominator of $267 million, which is 2015 EBITDA consensus, as per Bloomberg on June 2, 2015.

Summary of Key Terms -
Convertible Preferred Stock
•
Conversion price: $17.88. Convertible into approximately 20.3 million shares or 16.6% of shares outstanding after conversion.
•
6.5% annual dividend, payable quarterly
•
Entitled to vote as a single class on an as-converted basis
•
MRC may redeem for cash all the outstanding shares on or after 5 years at 105% or
100% after 7 years.
•
MRC may force conversion after 54 months, if the common share price has been at least
150% of the conversion price for any 20 out of 30 consecutive trading days.
•
The holder has the right to appoint a non-voting observer to the board as long as 33% of the original investment percentage is maintained. After 3 years, the holder may designate a board member.
•
Standstill requirements including restrictions on acquiring additional shares

Current 2015 Outlook –
Updated May 2015
•
Upstream market indicators
–
North
American
E&P
capital
expenditure
budgets
down
30
-
35%,
with
Canada
impacted
the
most
–
International spending is expected to be 10-20% lower
–
US rig count down approximately 1,050 from peak in 2014
•
Commodities
–
WTI Oil price $55 -
$65/bbl
(Brent $60 -
$70)
–
US Natural Gas prices $2.25-$3.25/mcf
•
Expect to generate $350-$450 million of cash from operations
•
Free cash flow to be used to reduce debt
•
Cost saving measures undertaken
–
Headcount reduction
–
Lower incentive compensation
–
Salary and hiring freezes
•
Revenue headwinds $100 million or more related to currency
•
Potential deflation in tubular products 10% -
20%

Macro drivers
•
Growth in global energy consumption
driving investment
•
Increased global production
•
Need for additional energy infrastructure
•
Expansion of downstream energy
conversion businesses
Investment Thesis
Highlights
Leading global PVF distributor to the energy sector
MRC Global attributes
•
Market leader
•
Exposed to all sectors of global energy
•
Long term global customer & supplier
relationships
•
Generates strong cash flow from operations
over the cycle

20 Appendix

MRC Global

High Level
Rainbow Lake
Fort St. John
Peace River
AB
Anzac
Athabasca
Edmonton
Valleyview
Grande Prairie
Swan Hills
Redwater
Bonnyville
Elk Point
SK
BC
Whitecourt
Lloydminster
Edson
Wainwright
Nisku
Drayton Valley
Provost
Rocky Mtn. House
Macklin
Coronation
Red Deer
Kindersley
Calgary
Richmound
Brooks
Swift Current
Taber
Medicine Hat
Weyburn
Virden
Estevan
MB
AK
Soldotna
ON
QC
NF
NB
Bellingham
WA
Williston
Tioga
Stanley
Sidney
Watford City
Belfield
MT
ND
Billings
OR
ID
Powell
Gillette
SD
Riverton
WY
Casper
Rock Springs
Cheyenne
North Salt Lake City
NE
Vernal
Evans
Rangely
Denver
Roosevelt
UT
CO
Grand Junction
Benicia
NV
CA
KS
Pratt
Alva
Medford
Elkhart
Perryton
Ponca City
Coalinga
Farmington
Canadian
San Ardo
Kern River
Lost Hills
Bakersfield
McKittrick
Fellows
Carson
Ventura
Huntington Beach
AZ
Albuquerque
NM
Borger
Elk City
Denver City
Hobbs
Lubbock
Andrews
Artesia
Eunice
Snyder
Coahoma
Carlsbad
Kermit
Odessa
Pecos
Crane
Midland
Big Lake
San Angelo
Woodward
Tulsa
Oklahoma City
Lindsay
Ardmore
OK
Bridgeport
Dallas
TX
San Antonio
Jourdanton
Dilley
Asherton
Kenedy
Gonzales
Corpus Christi
Mission
Old Ocean
Texas City
Houston (Galena Park)
Houston
Beaumont
MN
St. Paul
WI
Appleton
Milwaukee
Kalkaska
Mt. Pleasant
MI
Sarnia
IA
Davenport
Munster
Toledo
Cleveland
Joliet
Wooster
Carrollton
Columbus
IN
OH
Indianapolis
IL
Cincinnati
Granite City
St. Louis
MO
Louisville
Hurricane
KY
Nitro
Charleston
Pikeville
Calvert City
Corbin
Norton
Narrows
Richmond
VA
TN
Charleston
Kingsport
NC
Charlotte
Searcy
AR
Columbus
Decatur
Atlanta
Wilmington
MS
SC
Augusta
North Charleston
Longview
Shreveport
Carthage
AL
GA
Port Allen
Baton Rouge
LA
Mobile
Moss Point
Harvey
Houma
Lake Charles
Jacksonville
FL
NY
VT
NH
ME
MA
Horseheads
Bradford
Montrose
Bellingham
North Haven
Austintown
PA
Lock Haven
Pittsburgh
Indiana
East Brunswick
Pittsburgh
New Martinsville
Philadelphia
Glassboro
Marietta
WV
Buckhannon

MRC Global // North America Corporate Headquarters Branch Locations Regional Distribution Centers Valve Automation Centers Western Gulf Coast Canada Eastern 21

Global Footprint to Serve Customers -
North America
Munster, IN
Nitro, WV
Tulsa, OK
Houston, TX
Nisku, AB
Cheyenne, WY
Odessa, TX
Bakersfield, CA
By the Numbers
As of 3/31/2015
Branches
160+
RDCs
10
VACs
14
Employees
~3,300
Pittsburg, PA
Regional Distribution Centers
Corporate Headquarters
Valve Automation Centers
Branch Locations
San Antonio, TX

Global Footprint to Serve Customers -
Europe
Stavanger, NO
By the Numbers
As of 3/31/2015
Branches
35
RDCs
3
VACs
14
Countries
12
Employees
~900
Rotterdam, NL
Bradford, UK
Regional Distribution Centers
Valve Automation Centers
Branch Locations

Global Footprint to Serve Customers -
Asia Pacific & Middle East
Singapore
Perth, WA
Brisbane, QLD
Dubai, UAE
By the Numbers
As of 3/31/2015
Branches
28
RDCs
4
VACs
7
Countries
8
Employees
~500
Regional Distribution Centers
Valve Automation Centers
Branch Locations

Date
Acquisition
Rationale
Region
Revenue
($ millions)
Oct-08
LaBarge
Midstream
U.S.
$ 233
Oct-09
Transmark
International
valve platform
Europe and Asia
346
May-10
South Texas Supply
Domestic shale
Eagle Ford Shale
-
South Texas
9
Aug-10
Dresser
Oil Tools Supply
Domestic shale
Bakken
Shale
-
North Dakota
13
Jun-11
Stainless Pipe and Fittings
Projects
Australia / SE Asia
91
Jul-11
Valve Systems and Controls
Valve automation
U.S. Gulf of Mexico
13
Mar-12
OneSteel
Piping Systems
International
PVF expansion
Australia
174
Jun-12
Chaparral Supply
Domestic shale
Mississippian Lime -
Oklahoma /
Kansas
71
Dec-12
Production Specialty Services
Domestic shale
Permian Basin / Eagle Ford shale
127
Jul-13
Flow Control
Products
Valve automation
Permian Basin / Eagle Ford shale
28
Dec-13
Flangefitt
Stainless
Stainless/Alloys
United Kingdom
24
Jan-14
Stream
International Offshore PVF
Norway
271
May-14
MSD Engineering
Valve automation
Singapore & SE Asia
26
Jun-14
HypTeck
International Offshore
Norway
38
1.
Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck.
M&A -
Track Record of Strategic Acquisitions
Acquisition Priorities
•
International branch platform for “super majors” E&P spend
•
Branch platforms/infrastructure for North American shale plays
•
Global valve and valve automation
•
Global stainless/alloys
1
$ 1.46 Billion +

Upstream 26

Midstream 27

Downstream 28

Performance Measures
$1,043
$1,234
$1,255
$1,054
$1,181
2010
2011
2012
2013
2014
$180
$217
$238
$203
$223
2010
2011
2012
2013
2014
Sales
per
Employee
($ thousands)
Adjusted Gross Profit per Employee
($ thousands)
23.0%
19.8%
20.4%
21.8%
21.3%
2010
2011
2012
2013
2014
11.7%
10.6%
10.9%
12.3%
12.1%
2010
2011
2012
2013
2014
SG&A / Sales
Average Working Capital / Sales
1.9%
6.1%
10.9%
8.4%
7.0%
2010
2011
2012
2013
2014
Return
on
Average
Net
Capital
Employed
(RANCE)
1.
Calculated based on average number of employees
2.
RANCE is defined as Pretax income for the year plus Interest expense and related financing charges, multiplied by 1, minus our effective tax rate, and the denominator is average net capital employed for the year. Net capital employed is defined as Total assets minus Current liabilities plus Other long-
term liabilities.
1
1
2

Adjusted EBITDA Reconciliation
Three months
ended March
Year Ended December 31
($ millions)
2015
2014
2014
2013
2012
2011
2010
Net
income
$29.1
$ 23.5
$ 144.1
$ 152.1
$ 118.0
$ 29.0
$ (51.8)
Income tax
expense
13.1
13.2
81.8
84.8
63.7
26.8
(23.4)
Interest expense
14.6
15.1
61.8
60.7
112.5
136.8
139.6
Depreciation
and amortization
5.1
5.2
22.5
22.3
18.6
17.0
16.6
Amortization of
intangibles
15.9
15.7
67.8
52.1
49.5
50.7
53.9
Increase (decrease)
in LIFO reserve
(0.2)
1.3
11.9
(20.2)
(24.1)
73.7
74.6
Expenses associated with refinancing
-
-
-
5.1
1.7
9.5
-
Loss on early extinguishment of debt
-
-
-
-
114.0
-
-
Change in fair value of derivative instruments
0.7
3.6
1.1
(4.7)
(2.2)
(7.0)
4.9
Equity-based compensation expense
2.5
1.8
8.9
15.5
8.5
8.4
3.7
Inventory write-down
-
-
-
-
-
-
0.4
M&A transaction
& integration expenses
-
-
-
-
-
0.5
1.4
Severance & related costs
1.8
-
7.5
0.8
-
1.1
3.2
Loss on sale of Canadian progressive cavity pump
business
-
6.2
6.2
-
-
-
-
Loss on disposition of rolled and welded business
-
-
4.1
-
-
-
-
Cancellation of executive employment agreement (cash
portion)
-
-
3.2
-
-
-
-
Insurance charge
-
-
-
2.0
-
-
-
Foreign
currency losses (gains)
4.1
(1.6)
2.5
12.9
(0.8)
(0.6)
0.3
Pension settlement
-
-
-
-
4.4
-
-
Legal and consulting expenses
-
-
-
-
-
9.9
4.2
Provision for uncollectible accounts
-
-
-
-
-
0.4
(2.0)
Joint venture termination
-
-
-
-
-
1.7
-
Other expense
(income)
-
-
0.6
3.0
(0.6)
2.6
(1.4)
Adjusted EBITDA
86.7
$ 84.0
$ 424.0
$ 386.4
$ 463.2
$ 360.5
$ 224.2

Adjusted Gross
Profit Reconciliation
Three months
ended March 31
Year ended
December 31
($ millions)
2015
2014
2014
2013
2012
2011
2010
Gross
profit
$219.9
$ 232.1
$ 1,018.1
$ 954.8
$ 1,013.7
$ 708.2
$ 518.1
Depreciation and amortization
5.1
5.2
22.5
22.3
18.6
17.0
16.6
Amortization of intangibles
15.9
15.7
67.8
52.1
49.5
50.7
53.9
Increase (decrease) in LIFO reserve
(0.2)
1.3
11.9
(20.2)
(24.1)
73.7
74.6
Adjusted Gross Profit
$240.7
$254.3
$ 1,120.3
$ 1,009.0
$ 1,057.7
$ 849.6
$ 663.2